Exhibit 99.2
Corporate Presentation APRIL 2024

Forward Looking Statements 2 This presentation (together with any other statements or information that we may make in connection herewith) contains forward-looking statements with respect to Kiniksa Pharmaceuticals, Ltd. (and its consolidated subsidiaries, collectively, unless context otherwise requires, “Kiniksa,” “we,” “us” or “our”). In some cases, you can identify forward looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “strategy,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding our strategy; potential value drivers; potential indications; potential market opportunities and competitive position; ongoing, planned and potential clinical trials and other studies; timing and potential impact of clinical data; regulatory and other submissions, applications and approvals; commercial strategy and commercial activities; expected run rate for our cash, cash equivalents and short-term investments; expected funding of our operating plan; financial guidance; and capital allocation.  These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including, without limitation, potential delays or difficulties with our clinical trials; potential inability to demonstrate safety or efficacy or otherwise producing negative, inconclusive or uncompetitive results; potential for changes in final data from preliminary or interim data; potential inability to replicate in later clinical trials positive results from earlier trials and studies; our reliance on third parties for manufacturing and conducting clinical trials, research and other studies; risks arising from our technology transfer of ARCALYST drug substance manufacturing; our ability to realize value from our licensing and collaboration arrangements; our ability to source sufficient drug product, as needed, to meet our clinical and commercial requirements; our inability to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities; potential for applicable regulatory authorities to not accept our filings or to delay or deny approval of any of our product candidates or to require additional data or trials to support any such approval or authorization; delays, difficulty or inability to successfully execute on our commercial strategy for ARCALYST; potential changes in our strategy, clinical trial priority, operating plan, business development strategy or funding requirements; raw materials, important ancillary product and drug substance and/or drug product shortages; substantial new or existing competition; risks arising from political and economic instability; and our ability to attract and retain qualified personnel.  These and the important factors discussed in our filings with the U.S. Securities and Exchange Commission, including under the caption “Risk Factors” contained therein could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. These forward-looking statements reflect various assumptions of Kiniksa's management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements. Except as otherwise indicated, this presentation speaks as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates, projections, and/or other information regarding our industry, our business and the markets for certain of our product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. ARCALYST is a registered trademark of Regeneron Pharmaceuticals, Inc. Kiniksa OneConnect is a trademark of Kiniksa Pharmaceuticals. All other trademarks are the property of their respective owners.

Portfolio of Immune-Modulating Assets

Program	Target	Preclinical	Phase 1	Phase 2	Phase 3	Commercial
CARDIOVASCULAR FRANCHISE						
ARCALYST® (rilonacept)[1,2,3] IL-1α & IL-1β	*Recurrent Pericarditis*					
Mavrilimumab[4] GM-CSFRα	*Evaluating Potential Partnership Opportunities*					
AUTOIMMUNE FRANCHISE						
Abiprubart CD40/CD154	*Sjogren's Disease*					

Program	Licensee	Exclusive Licensed Territory
OUT-LICENSING AGREEMENTS		
ARCALYST (rilonacept) IL-1α & IL-1β	*Huadong Medicine*	*Asia Pacific Region, Excluding Japan*
Mavrilimumab GM-CSFRα	*Huadong Medicine*	*Asia Pacific Region, Excluding Japan*
Vixarelimab OSMRβ	*Roche and Genentech*	*Worldwide*

1) Approved in the U.S.; ARCALYST is also approved in the U.S. for cryopyrin-associated periodic syndromes (CAPS) and deficiency of the interleukin-1 receptor antagonist (DIRA); 2) The FDA granted Breakthrough Therapy designation to ARCALYST for recurrent pericarditis in 2019; the FDA granted Orphan Drug exclusivity to ARCALYST in March 2021 for the treatment of recurrent pericarditis and reduction in risk of recurrence in adults and pediatric patients 12 years and older. The European Commission granted Orphan Drug designation to ARCALYST for the treatment of idiopathic pericarditis in 2021; 3) Kiniksa has worldwide rights, excluding the Middle East and North Africa; Kiniksa granted Huadong Medicine exclusive rights in the Asia Pacific Region, excluding Japan; 4) Phase 2 clinical trials of mavrilimumab in rheumatoid arthritis and giant cell arteritis achieved their primary and secondary endpoints with statistical significance; Kiniksa granted Huadong Medicine exclusive rights in the Asia Pacific Region, excluding Japan
IL-1α = interleukin-1α; IL-1β = interleukin-1β; GM-CSFRα = granulocyte macrophage colony stimulating factor receptor alpha; OSMRβ = oncostatin M receptor beta

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ARCALYST ® IL-1α AND IL-1β CYTOKINE TRAP DISEASE AREA: Recurrent pericarditis1 ; painful and debilitating auto-inflammatory cardiovascular disease COMPETITION2 : First and only FDA-approved therapy for recurrent pericarditis REGULATORY: U.S. Orphan Drug exclusivity for treatment of and reduction in risk of recurrence of recurrent pericarditis; European Commission Orphan Drug designation in idiopathic pericarditis STATUS: FDA-Approved ECONOMICS: 50/50 split on profit and third-party proceeds RIGHTS: Kiniksa has worldwide rights3 (excluding MENA) for all indications outside those in oncology and local administration to the eye or ear 1) ARCALYST is also approved and marketed for Cryopyrin-Associated Periodic Syndromes (CAPS) and maintenance of remission of Deficiency of Interleukin-1 Receptor Antagonist (DIRA) in the United States; 2) Drugs@FDA: ARCALYST Prescribing Information, Ilaris Prescribing Information, Kineret Prescribing Information; Kaiser et al. Rheumatol Int (2012) 32:295–299; Theodoropoulou et al. Pediatric Rheumatology 2015, 13(Suppl 1):P155; Fleischmann et al, 2017 ACR/ARHP Abstract 1196; Kosloski et al, J of Clin Pharm 2016, 56 (12) 1582-1590; Cohen et al. Arthritis Research & Therapy 2011, 13:R125; Cardiel et al. Arthritis Research & Therapy 2010, 12:R192; Hong et al. Lancet Oncol 2014, 15: 656-666; 3) Kiniksa granted Huadong Medicine exclusive rights in the Asia Pacific Region, excluding Japan; IL-1α = interleukin-1α ; IL-1β = interleukin-1β; MENA = Middle East North Africa 4

Pericarditis Epidemiology

Of the 14,000 target population with multiple recurrences there is a high turnover of ~50% of patients each year, meaning ongoing opportunities to ensure diagnosis and targeted treatment



Multiple Recurrences
~14,000
Recurrent Pericarditis
~40,000
Pericarditis
~160,000

All figures annual period prevalence

Approximately 14,000 recurrent pericarditis patients in the U.S. suffer from <u>persistent underlying disease</u>, with multiple recurrences and <u>inadequate response to conventional therapy</u>[1]

- **~160,000:** Epidemiological analysis using large national surveillance databases to calculate the pooled annualized prevalence of pericarditis ***(Basis for Orphan Drug Designation approval)***[2]
- **~40,000:** Up to 30% experience at least one recurrence; some recur over multiple years[6,7]
- **~14,000:** Nearly 50% annual turnover with ~7,000 patients entering into the pool each year[8]

1) Cremer et al. American Journal of Cardiology. 2016;2311-2328; 2) DOF, Kiniksa Pharmaceuticals, Ltd.; 3) Brucato A, Maestroni S, Cumetti D, et al. Autoimmun Rev. 2008; 8:44-47; 4) Lange R, Hills L. N Engl J Med. 2004; 351: 2195-2202; 5) Imazio M, Cecchi E, Demichelis B, et al. Circulation. 2007; 115: 2739-2744; 6) Imazio et al. Circulation. 2005;112:2012-2016; 7) Adler et al. Circulation. 1998;97:2183-2185; 8) Klein A, Cremer P, Kontzias A, et al. US database study of clinical burden and unmet need in recurrent pericarditis. J Am Heart Assoc. 2021; 10:e018950. doi:10.1161/JAHA. 120.018950

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Treated Patients Since Launch Are Closely Associated to the 14,000 Target Population, While Prescribers Can Utilize ARCALYST Earlier in the Disease

Recurrent Pericarditis Annual Epidemiology: ~40,000



ARCALYST LABEL
14,000 TARGET POPULATION
1ST RECURRENCE ~26,000
2ND RECURRENCE ~7,000
3RD RECURRENCE ~3,500
≥4TH RECURRENCE ~3,500
LOWEST SHARE
MODERATE SHARE
HIGH SHARE
HIGH SHARE

ARCALYST Usage Since Launch

ARCALYST PATIENTS BY PRIOR PRODUCT[1]



NSAIDS and/or Colchicine
Corticosteroids
Other Late Line Agents[2]

ARCALYST PATIENTS BY FLARE STATUS @ INITIATION[1]



IN ACTIVE FLARE ~80%
NOT IN ACTIVE FLARE ~20%

KINIKSA

Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Magestro M. Annals of Epidemiology. 2019;36:71; 2) Lin D, Majeski C, DerSarkissian M, Magestro M, Cavanaugh C, Laliberte F, Lejune D, Mahendran M, Duh M, Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Mage. (Nov, 2019). Real-World Clinical Characteristics and Recurrence Burden of Patients Diagnosed with Recurrent Pericarditis in the United States. Poster session presented at the American Heart Association, Philadelphia, PA.; 3) ClearView Forecasting Analysis 2019 Q1

Source: 1) Kiniksa Pharmaceuticals data on file 2024. 2) Other late line agents include anakinra, azathioprine, methotrexate

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7 ARCALYST Commercial Growth in 2023: By the Numbers $233.2M ARCALYST Full-Year 2023 Net Product Revenue ~90% annual growth vs full-year 2022 ~9% Penetration into the 14K multiple-recurrence target population as of the end of Q4 2023 ~80% annual growth vs end of Q4 2022 $71.2M ARCALYST Q4 2023 Net Product Revenue ~78% annual growth vs Q4 2022

Long-Term Growth Potential Through Commercialization Maturation 8 Accelerating Revenue with Long-Term Growth Horizon $38.5M $122.5M $233.2M Q2-Q4 2021 2022 2023 2024 Expected Net Product Sales $360-380M Total Prescribers >1,700 Repeat Prescribers (% of Total) ~24% Payer Approval (% of Completed Cases) >90% Average Total Duration of Therapy ~23 months Patient Compliance >85% 1 Implied 2022-2024 Compound Annual Growth Rate assuming midpoint of projected 2024 net product sales 2The ARCALYST collaboration achieved profitability in the fourth quarter of 2021, following three quarters of commercial availability for recurrent pericarditis ~74%1 CAGR ARCALYST Collaboration Operating Profit 2021 2022 2023 ($8.0M)2 $36.2M $113.0M

Key Executional Priorities to Drive Greater Patient and Physician Adoption 9 Identify appropriate patients and drive a proactive mindset with physicians and patients Close the ARCALYST knowledge gap with physicians Advance the treatment paradigm Educate on duration of disease and treatment • Of target physicians who have knowledge of ARCALYST, they overwhelmingly expect to increase their prescribing of ARCALYST in next 6 months • The biggest barriers for physicians to prescribing ARCALYST are limited knowledge about the product and/or perception of the payer approval process Externally: Thought leaders are introducing treatment paradigms for recurrent pericarditis that recommend IL-1 antagonists, such as ARCALYST, be used ahead of corticosteroids1 Our Aim: Continue to drive the evolution of this treatment paradigm 1) Dong, Klein, Wang. Paradigm Shift in Diagnosis and Targeted Therapy in Recurrent Pericarditis. Springer Nature. 2023.; Klein, Cremer, Kafil. Recurrent Pericarditis A Promising Future for IL-1 Blockers in Autoinflammatory Phenotypes. Journal of the American College of Cardiology, Editorial Comment. 2023.; Thomas, Bonaventura, Vecchié, et al. Interleukin-1 blockers for the treatment of recurrent pericarditis: pathophysiology, patient reported outcomes and perspectives. Journal of Cardiovascular Pharmacology. 2023.; Imazio, Mardigyan, Andreis, et al. New developments in the management of recurrent pericarditis. Canadian Journal of Cardiology. 2023.; Kumar, Khubber, Reyaldeen, et al. Advances in Imaging and Targeted Therapies for Recurrent Pericarditis. JAMA Cardiology Review. 2022.; Sushil, Cremer, Raisinghani. 2) HCP Market Research, Q3 2023; Kiniksa Data on File. 42% 58% 17% 83% 0% 20% 40% 60% 80% 100% Corticosteroids ARCALYST Intended Future Use Among Target Healthcare Providers2 Decrease Stay the Same Increase

Average Total Duration of ARCALYST Therapy: ~23 Months[1]

Advancing the treatment paradigm to treat continuously throughout disease duration (median 3 years[2])

Average *Initial* Duration of Therapy

~15 Months[1]

Median *Initial* Duration of Therapy

~12 Months[1]



Duration of Continuous Initial Therapy (not including restarts)3
% of Eligible Patients / Relative Size of Cohort
Relative Size of Eligible Patients in Cohort
% of Patients in Each Cohort on Continuous ARCALYST Therapy
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33
Months of Continuous Therapy from First Rilonacept Commercial Shipment

~45%

Of Patients Restarted Therapy Following Initial Discontinuation

(Within ~8 weeks)

~23 Months Average ***Total*** Duration of Therapy After Accounting for Patient Restarts

KINIKSA

1) As of Q4 2023; 2) Lin D, Laliberté F, Majeski C, et al. Disease and economic burden associated with recurrent pericarditis in a privately insured United States population. Adv Ther. 2021;38(10):5127-5143. doi:10.1007/s12325-021-01868-7; 3) Initial continuous therapy is determined to have ended if greater than 28 days elapses beyond the exhaustion date of a patient's most recent days supplied without an observed refill of ARCALYST

10

Growth in Total Patients on ARCALYST Therapy

Acceleration in new-to-brand and restart patients offset higher patient stops over time

ARCALYST Patient Flow

New to Brand Patients	Strong sequential growth: >1,700 unique prescribers; ~24% of which are repeat prescribers
−	
Patient Stops	Increases over time as base of active ARCALYST patients grows with Initial Starts and Restarts
+	
Patient Restarts	Increases over time as patient stops increase; currently ~45% after ~8 weeks
=	
Active Patients	Increases over time driven by new-to-brand and restart growth; as of Q4 2023, ~9% of 14K multiple recurrence target patient population

Illustrative Patient Flow



Total Active Patients on ARCALYST
New Starts
Patient Restarts
Patient Stops
Launch (2021)
Time

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Evolving ARCALYST Field Strategy Targeting an increased number of top and mid-tier physicians 12 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 16,000 17,000 18,000 19,000 20,000 21,000 22,000 23,000 24,000 25,000 Concentration of RP Patients Per Year Based on Claims 0 2 4 6 # of RP Patients Zoom in on the Long-Tail Concentration of RP Patients # of RP Patients # of HCP Specialists The recurrent pericarditis population is widely dispersed *Including targets, prospects, and opportunistic calls to non-targets Internal analysis based on Komodo Claims Data; includes patients with at least 1 recurrence New expansion to provide greater frequency on top tier physicians and improved coverage to the mid tier • In any given year, the 14,000 multiple recurrent pericarditis patients may present to any of the >20,000 cardiologists and >5,000 rheumatologists in US • With our field expansion, we expect to accelerate coverage and frequency among the top tier as well as the long tail of physicians who may identify recurrent pericarditis patients ➢ Data-driven decisions ensured continued growth in collaboration profitability following the prior expansion ➢ With the new expansion, we have the opportunity to meaningfully increase frequency on prior field targets and to reach new health care providers that have no prior field interactions # of HCP Specialists Prior expansion to create greater reach & frequency ~50 Specialty Cardiology Reps ~85 Specialty Cardiology Reps Reaching: ~6,000 top and mid tier prescribers ~70%* of RP patients nationally Reaching: ~11,000 top and mid tier prescribers ~85%* of RP patients nationally Q4 2022 Q4 2023 # of HCP Specialists Data driven expansion to field sales team

Opportunity for Continued ARCALYST Growth Remains High 13 17% 22% 24% 0 200 400 600 800 1000 1200 1400 1600 1800 Q4 '21 Q4 '22 Q4 '23 Prescribers with ≥2 Recurrent Pericarditis Prescriptions Prescribers with 1 Recurrent Pericarditis Prescription >800 >300 >1700 Total and Repeat Prescribers of ARCALYST for Recurrent Pericarditis Patients Number of ARCALYST Prescribers 2 Patients 3 Patients ≥4 Patients 0 50 100 150 200 250 300 350 400 450 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 # of Prescribers • Strong sequential growth in both new and repeat prescribers, underscoring the dispersed patent population • Both physicians and patients are gaining positive experiences with ARCALYST as the first and only approved therapy for recurrent pericarditis • Cardiologist market research shows a steady increase in their level of comfort with prescribing biologics • Greater than 40% of all new prescriptions in 2023 came from repeat prescribers The Growing Repeat Prescriber Base is Delivering ~40% of All New Patient Prescriptions

Pricing, Access and Distribution Considerations

Pricing

- ARCALYST list price of $22,603 per month

  Based on first and only FDA-approved therapy for recurrent pericarditis, in-line with specialty biologics with Breakthrough Therapy and Orphan Drug designation

- Helping to ensure **patient affordability** and access to treatment is one of our core principles and to this end, we offer a suite of programs to support affordability to eligible patients who are prescribed ARCALYST; eligible patients are able to get ARCALYST for a copay of as low as $0

Access

- Kiniksa's goal is to maintain rapid and broad access to ARCALYST for patients with Recurrent Pericarditis, CAPS, and DIRA
- Payer mix for ARCALYST is largely **commercial (~70%)**
- Payer engagement has increased awareness of recurrent pericarditis and the differentiated value of ARCALYST
- The **Kiniksa OneConnect™** program is a personalized treatment support program for patients prescribed ARCALYST

Distribution

- ARCALYST is distributed **through a closed network of designated specialty pharmacies and the Veterans Affairs**
- The distribution network for ARCALYST was developed to provide a high and consistent level of patient support with broad access. Network pharmacies provide customized services to support patients

KINIKSA

CAPS = Cryopyrin-Associated Periodic Syndromes ; DIRA = Deficiency of IL-1 Receptor Antagonist

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2024 ARCALYST Net Product Sales Guidance Well-positioned to expand the breadth and depth of ARCALYST in recurrent pericarditis 15 Q2-Q4 2021 2022 2023 2024 $122.5M $38.5M $233.2M $360-380M ~59% year-over-year growth at the midpoint Expected Net Product Sales

Summary of ARCALYST Profit Share Arrangement with Regeneron1 1) Subject to description contained in definitive agreement; 2) Global net sales for CAPS, DIRA and recurrent pericarditis recognized as revenue on Kiniksa’s income statement; 3) Profit Split-Eligible Cost of Goods Sold = total cost of goods sold - amortization of Regeneron milestone payment *Kiniksa exclusively licensed rights for the development and commercialization of ARCALYST in APAC (ex-Japan) to Huadong Medicine CAPS = Cryopyrin-Associated Periodic Syndromes; DIRA = Deficiency of the Interleukin-1 Receptor Antagonist; MENA =Middle East and North Africa; APAC = Asia Pacific Region Kiniksa Operating Income from ARCALYST • Kiniksa is responsible for sales and distribution of ARCALYST in all approved indications in the United States. • Kiniksa’s license to ARCALYST includes worldwide rights* , excluding MENA, for all applications other than those in oncology and local administration to the eye or ear. • Kiniksa covers 100% of development expenses related to approval of additional indications. • Kiniksa evenly splits profits on ARCALYST sales and licensing proceeds with Regeneron 16 Minus Marketing & Commercial Expenses that Exceeded Specified Limits (if any) Minus R&D Expenses for Additional Indications or Other Studies Required for Approval Collaboration Expenses (Booked as a separate line item within OpEx) Minus 50% of ARCALYST Collaboration Operating Profit and 50% of ARCALYST Licensing Proceeds ARCALYST Collaboration Operating Profit Minus 100% of Regulatory & Certain Other Expenses Minus Marketing & Commercial Expenses (Subject to Specified Limits) Minus 100% of Field Force Expenses Minus 100% of Profit Split Eligible Cost of Goods Sold3 ARCALYST Net Sales (CAPS + DIRA + Recurrent Pericarditis)2

ANTI-CD40 MONOCLONAL ANTIBODY INHIBITOR OF THE CD40-CD154 CO-STIMULATORY INTERACTION Sources: 1) Elgueta, et al. Immunol Rev 2009, 229 (1), 152-172; 2) Peters, et al. Semin Immunol 2009, 21 (5) 293-300 3) Muralidharan et al. Preclinical immunopharmacologic assessment of KPL-404, a novel, humanized, non-depleting antagonistic anti-CD40 monoclonal antibody. J Pharmacol Exp Ther. 2022, 381(1):12-21. 4) Samant M, Ziemniak J, Paolini JF. First-in-Human Phase 1 Randomized Trial with the Anti-CD40 Monoclonal Antibody KPL-404: Safety, Tolerability, Receptor Occupancy, and Suppression of T-Cell-Dependent Antibody Response. J Pharmacol Exp Ther. 2023 Dec;387(3):306-314. DISEASE AREA: Sjogren’s Disease, an immune system disease characterized by autoimmune-driven destruction of the salivary and tear glands as well as arthritis, kidney, and lung dysfunction SCIENTIFIC RATIONALE1,2: Attractive target for blocking T-cell dependent, B-cell–mediated autoimmunity; external proof-of-concept previously established in broad range of autoimmune diseases: Sjogren’s Disease, systemic lupus, solid organ transplant and Graves’ Disease3,4 STATUS: Plan to initiate a Phase 2b trial in Sjogren’s Disease in the second half of 2024 ECONOMICS: Negligible clinical and regulatory milestones and royalty on annual net sales RIGHTS: Worldwide ABIPRUBART 17

CD40/CD154 Interaction: Essential Immune Pathway for T-Cell Priming and T-Cell Dependent B-Cell Responses

- CD40 is expressed on the surface of dendritic cells, B-cells, antigen-presenting cells and non-immune cell types
- Its ligand, CD40L (CD154), is expressed by activated T-cells, platelets, and other cell types



DC activation
DCs activate antigen-specific CD4+ T cells, which in turn 'license' the DCs
DC
CD4+ T cell
Licensed DCs prime CD8+ T cells
CD8+ T cell

- CD40 ligation on DCs induces cell maturation by promoting antigen presentation and enhancing their costimulatory activity
- Mature DCs stimulate activated T-cells to increase IL-2 production that facilitates T-helper cells (Th) and cytolytic T-Lymphocyte (CTL) expansion
- CD40-stimulated DCs also secrete cytokines favoring Th1 cell differentiation and promoting Th cell migration to sites of inflammation
- CD40 ligation also provides a pro-inflammatory signal within the mononuclear phagocyte system

- Humoral immunity is dependent on a thriving B cell population and activation by Th cells; blockade of CD40-CD40L interaction has been shown to completely ablate primary and secondary TDAR response



IgG2a
Antibodies specific for plasmid antigens
Co stimulatory molecules
IFNR
BCR
MHC class II
TCR
CD4
Plasma cell differentiation
Plasma cell
B cell
CD4+ T cell
CD40 CD40L
B cell activation
T_H1 and T_{FH} cell development
Memory B cell differentiation
Memory B cell

- CD40 engagement triggers B-cell intercellular adhesion, sustained proliferation, expansion, differentiation, and antibody isotype switching leading to affinity maturation, which is essential for generation of memory B cells and long-lived plasma cells

- B-cells require contact-dependent stimulus from T cells through CD40-CD40L interaction independent of cytokines to trigger growth and differentiation

Sources: Elgueta et al., Immunol Rev, 2009; Peters et al., Semin Immunol, 2009; Kambayashi et al., Nature Reviews: Immunology, 14, 2014; Desmet et al., Nature Reviews: Immunology, 12, 2012

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Abiprubart Has Potential to Provide Meaningful Benefit to Patients with Sjogren's Disease

Unmet Need for Patients: No FDA-Approved Therapies

Sjogren's Disease is a debilitating disease characterized by autoimmune-driven destruction of the salivary and tear glands as well as arthritis, kidney, and lung dysfunction

Biological Rationale for CD40 Inhibition in Sjogren's Disease

There is substantial **external proof-of-concept** that the inhibition of the CD40-CD154 co-stimulatory interaction could be an efficacious therapeutic approach for Sjogren's Disease

Abiprubart Differentiation Potential

The **clear biological activity** and **favorable pharmacokinetics** of abiprubart have enabled **convenient chronic subcutaneous dosing** and could provide significant differentiation versus other assets in development for Sjogren's Disease

250-300K

Estimated U.S. Prevalence[1]

~50% of these patients are believed to be addressable with biologic therapies[2]

KINIKSA

1) Maciel, G., Crowson, C.S., Matteson, E.L. and Cornec, D. (2017), Prevalence of Primary Sjögren's Syndrome in a US Population-Based Cohort. Arthritis Care & Research, 69: 1612-1616. https://doi.org/10.1002/acr.23173
2) Kiniksa primary market research

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Planned Abiprubart Phase 2b Trial in Sjogren's Disease

Trial is expected to initiate in the second half of 2024



PART A: DOUBLE-BLIND (WEEKS 0-24)
PART B: DOUBLE-BLIND (WEEKS 24-48)
Screening
R
1:1:1
Abiprubart 400 mg SC q2wk[1]
(n=67)
Abiprubart 400 mg SC q4wk[1]
(n=67)
Placebo
(n=67)
Abiprubart 400 mg SC q2wk
(n=~100)
Abiprubart 400 mg SC q4wk
(n=~100)
Primary Endpoint
ESSDAI at 24 weeks

- Patients randomized to abiprubart groups in Part A will continue the same treatment assignment in Part B (without unblinding to prior treatment assignment)
- Patients randomized to Placebo in Part A will also be randomized 1:1 to an abiprubart treatment arm in Part B (without unblinding to prior treatment assignment)

1) Both abiprubart dosing groups include an 800mg loading dose on Day 1

SC = subcutaneous; q2wk = every other week; q4wk = every four weeks; R = Randomization; ESSDAI = EULAR Sjogren's Syndrome Disease Activity Index

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Abiprubart Phase 2 Trial in Rheumatoid Arthritis

Study to evaluate the efficacy, dose response, PK, and safety of chronic SC dosing over a 12-week treatment duration

PATIENT POPULATION:

- Patients with active RA who have been treated with a biological disease-modifying anti-rheumatic drug (bDMARDs) AND/OR Janus kinase inhibitor (JAKi) therapy for RA for ≥ 3 months and who have had inadequate response or have had to discontinue bDMARD and/or JAKi therapy due to intolerance or toxicity, regardless of treatment duration.

DISEASE CRITERIA:

- Six or more swollen joints and ≥ 6 tender joints at screening and baseline line visits; levels of high sensitivity C-reactive protein ≥ 5 mg/L; seropositivity for serum RF and/or ACPA at screening.

PHARMACOKINETICS (PK) LEAD-IN | **PROOF-OF-CONCEPT**



Cohort 1
Abiprubart 2 mg/kg SC q2wk
Cohort 2
Abiprubart 5 mg/kg SC q2wk
R
Cohort 3
Abiprubart 5 mg/kg SC qwk
Abiprubart 5 mg/kg SC q2wk¹
Placebo SC qwk
R
Cohort 4
Abiprubart 400 mg SC q4wk²
Placebo SC q4wk

PK Lead-In: Cohorts 1-2

- Each cohort sequentially randomized 8 patients in a 3:1 (active:placebo) ratio; placebo recipients from Cohorts 1 and 2 were pooled
- Primary Endpoints:
  - Incidence of treatment-emergent adverse events (TEAEs)
  - Pharmacokinetics (C_{max}, $AUC_{(0-t)}$)
- Secondary Efficacy Endpoint:
  - Change from baseline in DAS28-CRP at Week 12

Proof of Concept: Cohorts 3-4

- Cohort 3 randomized 78 patients in a 1:1:1 ratio (n~26/arm)
- Cohort 4 randomized 51 patients in a 3:2 ratio (n=~20-30/arm)
- Primary Efficacy Endpoint:
  - Change from baseline in DAS28-CRP at Week 12
- Secondary Endpoints :
  - Incidence of treatment-emergent adverse events (TEAEs)
  - Pharmacokinetics (C_{max}, $AUC_{(0-t)}$)

1) The 5 mg/kg SC q2wk group will receive weekly administrations of alternating active investigational product and matching blinded placebo
2) The Cohort 4 Abiprubart 400mg SC q4wk group includes a 600mg loading dose on Day 1

SC = subcutaneous; qwk = every week; q2wk = every other week; q4wk = every four weeks; AUC = Area Under the Curve; RF = Rheumatoid Factor; ACPA = anti-citrullinated protein antibodies, PD = Pharmacodynamics; PK = Pharmacokinetics; R = Randomization

KINIKSA

21

Baseline Demographics (Cohort 3)1 22 Abiprubart 5 mg/kg SC qwk (n=27) Abiprubart 5 mg/kg SC q2wk (n=25) Placebo (n=26) Total (n=78) Mean Age (Years) 58.5 60.0 57.6 58.7 Sex % (Male/Female) 18.5/81.5 20.0/80.0 7.7/92.3 15.4/84.6 Race White %; (n) 92.6 (n=25) 92.0 (n=23) 92.3 (n=24) 92.3 (n=72) Black or African American %; (n) 3.7 (n=1) 8.0 (n=2) 7.7 (n=2) 6.4 (n=5) Asian %; (n) 3.7 (n=1) 0 0 1.3 (n=1) Country2 United States %; (n) 29.6 (n=8) 28.0 (n=7) 38.5 (n=10) 32.1 (n=25) Bulgaria %; (n) 0 4.0 (n=1) 11.5 (n=3) 5.1 (n=4) Czechia %; (n) 11.1 (n=3) 4.0 (n=1) 3.8 (n=1) 6.4 (n=5) Georgia %; (n) 7.4 (n=2) 12.0 (n=3) 11.5 (n=3) 10.3 (n=8) Hungary %; (n) 18.5 (n=5) 4.0 (n=1) 3.8 (n=1) 9.0 (n=7) Poland %; (n) 25.9 (n=7) 28.0 (n=7) 19.2 (n=5) 24.4 (n=19) South Africa %; (n) 7.4 (n=2) 20.0 (n=5) 11.5 (n=3) 12.8 (n=10) 1) Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); 2) Cohorts 1 and 2 were conducted entirely in the United States

Baseline Disease Characteristics Balanced Across Treatment Arms (Cohort 3)1 23 Abiprubart 5 mg/kg SC qwk (n=27) Abiprubart 5 mg/kg SC q2wk (n=25) Placebo (n=26) Total (n=78) DAS28-CRP Score DAS28-CRP2 5.58 5.92 5.98 5.82 Tender Joint Count-282 13.4 16.1 15.4 14.9 Swollen joints-282 10.1 12.2 12.0 11.4 Patient Global Assessment2 6.68 6.49 6.73 6.64 C-Reactive Protein (mg/L)2 16.00 18.72 26.74 20.45 Mean Duration of Rheumatoid Arthritis (years) 12.24 13.50 15.47 13.72 Rheumatoid factor (IU/mL)2 165.21 183.45 154.62 167.53 Anti-Cyclic Citrullinated Peptide %; (n) Positive 74.1 (n=20) 80.0 (n=20) 76.9 (n=20) 76.9 (n=60) Negative 22.2 (n=6) 20.0 (n=5) 23.1 (n=6) 21.8 (n=17) Intermediate 3.7 (n=1) 0 0 1.3 (n=1) 1) Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); 2) Mean

Phase 2 Clinical Trial of Abiprubart in Rheumatoid Arthritis Met Primary Efficacy Endpoint (Change from Baseline in DAS28-CRP vs Placebo at Week 12) 24 Cohorts 1 & 2 DAS28-CRP Mean Change from Baseline1 Cohort 3 DAS28-CRP LS Mean Change from Baseline1,2 Cohort 1: in the abiprubart 2 mg/kg SC biweekly dosing group (n=6), mean change from baseline in DAS28-CRP at Week 12 was -3.16 points, compared to -1.09 points in pooled placebo recipients (n=4), (Mean Difference = -2.07, p=0.0312) Cohort 2: in the abiprubart 5 mg/kg SC biweekly dosing group (n=6), mean change from baseline in DAS28-CRP at Week 12 was -3.44 points, compared to -1.09 points in pooled placebo recipients (n=4), (Mean Difference = -2.35, p=0.0338) In the abiprubart 5 mg/kg SC weekly dosing group (n=27), LS mean change [95% CI] from baseline in DAS28-CRP at Week 12 was -2.17 [-2.60, -1.74] points, compared to -1.61 [-2.04, -1.17] points in placebo recipients (n=26), (LS Mean Difference = -0.57, p=0.0470) In the abiprubart 5 mg/kg SC biweekly dosing group (n=25), LS mean change [95% CI] from baseline in DAS28-CRP at Week 12 was -1.96 [-2.40, -1.52] points, compared to -1.61 [-2.04, -1.17] points in placebo recipients (n=26), (LS Mean Difference = -0.36, p=0.2124) 1) Final data; 2) Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint) DAS28-CRP = Disease Activity Score of 28 Joints Using C-reactive Protein; SC = Subcutaneous; LS = Least Squares; CI = Confidence Interval On Treatment Washout On Treatment Washout 0 2 4 8 12 14 16 20 24 Study Week -4.5 -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 Mean Change DAS28-CRP (' SE) Primary Endpoint 2mg/kg q2wk (n=6) 5mg/kg q2wk (n=6) Pooled PBO (n=4) I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week -4.5 -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 LS Mean Change DAS28-CRP (' SE) Primary Endpoint 5mg/kg qwk 5mg/kg q2wk PBO I Primary Endpoint

DAS28-CRP Scores Over Time (Cohort 3)1 25 DAS28-CRP Score Through Week 24 Patients Achieving DAS28 Low Disease Activity or Remission 1) Final data; Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint) DAS28-CRP = Disease Activity Score of 28 Joints Using C-reactive Protein; Low Disease Activity = patients achieving DAS28-CRP low disease activity (≥2.6 and < 3.2); Remission = patients achieving DAS28-CRP remission (< 2.6) On Treatment Washout On Treatment Washout 0 2 4 8 12 14 16 20 24 Study Week 0 1 2 3 4 5 6 7 Mean DAS28-CRP (' SE) Primary Endpoint 5mg/kg qwk 5mg/kg q2wk PBO I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 5mg/kg qwk 5mg/kg q2wk PBO I Primary Analysis

ACR Responders Over Time (Cohort 3)1 26 ACR20 ACR50 ACR70 1) Final data; Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint) ACR20 = a composite measure defined as an improvement of 20% in the number of tender and swollen joints and a 20% improvement in three of the following five criteria: patient global assessment, physician global assessment, functional ability measure [most often Health Assessment Questionnaire (HAQ)], visual analog pain scale, and erythrocyte sedimentation rate or C-reactive protein (CRP); ACR50 and ACR70 = the same instruments as ACR20 with improvement levels defined as 50% and 70%, respectively, versus 20% for ACR20. On Treatment Washout On Treatment Washout On Treatment Washout 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 5mg/kg qwk 5mg/kg q2wk PBO I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 5mg.kg qwk 5mg/kg q2wk PBO I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 5mg/kg qwk 5mg/kg q2wk PBO I Primary Analysis

Abiprubart was Well-Tolerated in Phase 2 RA Trial (Cohort 3 Data)[1]

Category[2]	Abiprubart 5 mg/kg SC qwk (n=27)	Abiprubart 5 mg/kg SC q2wk (n=25)	Placebo (n=26)
Treatment Emergent Adverse Events (TEAEs)[3]	44.4 (n=12)	24.0 (n=6)	30.8 (n=8)
Drug Related TEAE[4]	7.4 (n=2)	8.0 (n=2)	7.7 (n=2)
TEAEs by Maximum severity[5]	44.4 (n=12)	24.0 (n=6)	30.8 (n=8)
Mild	29.6 (n=8)	12.0 (n=3)	15.4 (n=4)
Moderate	14.8 (n=4)	12.0 (n=3)	15.4 (n=4)
Severe	0	0	0
Potentially Life Threatening	0	0	0
Fatal	0	0	0
Serious TEAEs (SAE)	3.7 (n=1)[5]	0	3.8(n=1)
Drug-Related SAEs[3]	0	0	0
TEAEs Leading to Death	0	0	0
TEAEs Leading to Dose Interruption	3.7 (n=1)	0	3.8 (n=1)
TEAEs Leading to Treatment Discontinuation	0	0	0
TEAEs of Special Interest	0	4.0 (n=1)	0
Injection Site Reaction	3.7 (n=1)	4.0 (n=1)	0

1) Safety Population: All randomized subjects who received at least one dose of study drug; 2) all categories are represented in percentages; 3) Defined as any event not present before exposure to study drug or any event already present that worsens in either intensity or frequency after exposure to study drug during treatment period; 4) Definitely related or possibly related, as assessed by the investigator; 5) Each subject has only been represented with the maximum severity; 5) Monaural deafness at Week 12, not related, resolved with pulse-dose steroids

KINIKSA

27

Baseline Demographics (Cohort 4)1 28 Abiprubart 400 mg SC q4wk (n=31) Placebo (n=20) Total (n=51) Mean Age (Years) 58.8 58.3 58.6 Sex % (Male/Female) 19.4/80.6 25.0/75.0 21.6/78.4 Race White %; (n) 83.9 (n=26) 85.0 (n=17) 84.3 (n=43) Black or African American %; (n) 9.7 (n=3) 5.0 (n=1) 7.8 (n=4) Asian %; (n) 6.5 (n=2) 10.0 (n=2) 7.8 (n=4) Country United States %; (n) 32.3(n=10) 20.0 (n=4) 27.5 (n=14) Bulgaria %; (n) 6.5 (n=2) 0 3.9 (n=2) Czechia %; (n) 16.1 (n=5) 20.0 (n=4) 17.6 (n=9) Georgia %; (n) 9.7 (n=3) 15.0 (n=3) 11.8 (n=6) Hungary %; (n) 22.6 (n=7) 15.0 (n=3) 19.6 (n=10) Poland %; (n) 3.2 (n=1) 5.0 (n=1) 3.9 (n=2) South Africa %; (n) 9.7 (n=3) 25.0 (n=5) 15.7 (n=8) 1) Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); the Phase 2 study of abiprubart in rheumatoid arthritis is ongoing, this topline analysis includes all patients having reached Week 12, and follow-up to Week 24 is ongoing;

Baseline Disease Characteristics: Balanced Across Treatment Arms (Cohort 4)1 29 Abiprubart 400 mg SC q4wk (n=31) Placebo (n=20) Total (n=51) DAS28-CRP Score DAS28-CRP2 5.65 5.89 5.75 Tender Joint Count-282 13.6 15.2 14.2 Swollen joints-282 9.30 11.9 10.30 Patient Global Assessment2 6.88 6.59 6.77 C-Reactive Protein (mg/L)2 22.65 22.75 22.69 Mean Duration of Rheumatoid Arthritis (years) 11.70 10.77 11.34 Rheumatoid factor (IU/mL)2 117.43 210.57 153.96 Anti-Cyclic Citrullinated Peptide %; (n) Positive 74.2 (n=23) 85.0 (n=17) 78.4 (n=40) Negative 25.8 (n=8) 15.0 (n=3) 21.6 (n=11) Intermediate 0 0 0 1) Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); the Phase 2 study of abiprubart in rheumatoid arthritis is ongoing, this topline analysis includes all patients having reached Week 12, and follow-up to Week 24 is ongoing; 2) Mean

30 DAS28-CRP Scores Over Time (Cohort 4)1 1) Topline data; Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); the Phase 2 study of abiprubart in rheumatoid arthritis is ongoing, this topline analysis includes all patients having reached Week 12, and follow-up to Week 24 is ongoing In the abiprubart 400 mg SC monthly dose group (n=31), the LS mean change [95% CI] from baseline in DAS28-CRP at Week 12 was -1.87 [-2.54, -1.21] points, compared to -1.30 [-1.98, -0.62] points in placebo recipients (n=20), (LS Mean Difference = -0.58, p=0.109) On Treatment Washout n=51 n=51 n=51 n=51 n=51 n=45 n=31 n=8 n=4 0 2 4 8 12 14 16 20 24 Study Week -4.5 -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 LS Mean Change DAS28-CRP (' SE) Primary Endpoint 400mg q4wk PBO I Primary Endpoint

DAS28-CRP Scores Over Time (Cohort 4)1 31 DAS28-CRP Score Through Week 24 Patients Achieving DAS28 Low Disease Activity or Remission 1) Topline data; Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); the Phase 2 study of abiprubart in rheumatoid arthritis is ongoing, this topline analysis includes all patients having reached Week 12, and follow-up to Week 24 is ongoing DAS28-CRP = Disease Activity Score of 28 Joints Using C-reactive Protein; Low Disease Activity = patients achieving DAS28-CRP low disease activity (≥2.6 and < 3.2); Remission = patients achieving DAS28-CRP remission (< 2.6) On Treatment Washout On Treatment Washout n=51 n=51 n=51 n=51 n=51 n=45 n=31 n=8 n=4 n=51 n=51 n=51 n=51 n=51 n=45 n=31 n=8 n=4 0 2 4 8 12 14 16 20 24 Study Week 0 1 2 3 4 5 6 7 Mean DAS28-CRP (' SE) Primary Endpoint 400mg q4wk PBO I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 400mg q4wk PBO I Primary Analysis

32 ACR Responders Over Time (Cohort 4)1 1) Topline data; Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); the Phase 2 study of abiprubart in rheumatoid arthritis is ongoing, this topline analysis includes all patients having reached Week 12, and follow-up to Week 24 is ongoing ACR20 = a composite measure defined as an improvement of 20% in the number of tender and swollen joints and a 20% improvement in three of the following five criteria: patient global assessment, physician global assessment, functional ability measure [most often Health Assessment Questionnaire (HAQ)], visual analog pain scale, and erythrocyte sedimentation rate or C-reactive protein (CRP); ACR50 and ACR70 = the same instruments as ACR20 with improvement levels defined as 50% and 70%, respectively, versus 20% for ACR20. ACR20 ACR50 ACR70 On Treatment Washout On Treatment Washout On Treatment Washout n=51 n=51 n=51 n=51 n=51 n=45 n=31 n=10 n=4 n=51 n=51 n=51 n=51 n=51 n=45 n=31 n=10 n=4 n=51 n=51 n=51 n=51 n=51 n=45 n=31 n=10 n=4 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 400mg q4wk PBO I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 400mg q4wk PBO I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week 0 10 20 30 40 50 60 70 80 90 100 Percent Primary Endpoint 400mg q4wk PBO I Primary Analysis

Abiprubart was Well-Tolerated in Phase 2 RA Trial (Cohort 4 Data)1 33 1) Safety Population: All randomized subjects who received at least one dose of study drug; 2) all categories are represented in percentages; 3) Defined as any event not present before exposure to study drug or any event already present that worsens in either intensity or frequency after exposure to study drug during treatment period; 4) Definitely related or possibly related, as assessed by the investigator; 5) Each subject has only been represented with the maximum severity; 5) Monaural deafness at Week 12, not related, resolved with pulse-dose steroids Category2 Abiprubart 400mg SC q4wk (n=31) Placebo (n=20) Treatment Emergent Adverse Events (TEAEs)3 25.8 (n=8) 40.0 (n=8) Drug Related TEAE4 9.7 (n=3) 5.0 (n=1) TEAEs by Maximum severity5 25.8 (n=8) 40.0 (n=8) Mild 12.9 (n=4) 25.0 (n=5) Moderate 12.9 (n=4) 15.0 (n=3) Severe 0 0 Potentially Life Threatening 0 0 Fatal 0 0 Serious TEAEs (SAE) 0 0 Drug-Related SAEs3 0 0 TEAEs Leading to Death 0 0 TEAEs Leading to Dose Interruption 0 0 TEAEs Leading to Treatment Discontinuation 3.2 (n=1) 5.0 (n=1) TEAEs of Special Interest 0 0 Injection Site Reaction 6.5 (n=2) 0

34 Abiprubart Significantly Reduced Disease-Related Inflammatory Markers (Cohorts 3 & 4)1 Rheumatoid Factor Geometric Mean Ratio to Baseline2 C-Reactive Protein Geometric Mean Ratio to Baseline 1) Modified Intention to Treat (mITT) analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint); 2) In both Cohort 3 abiprubart dose groups (5 mg/kg SC weekly and 5 mg/kg SC biweekly) (p<0.0001); in the Cohort 4 abiprubart dose group (400 mg SC monthly) (p=0.0003). On Treatment Washout On Treatment Washout Cohort 3 n’s n=78 n=78 n=78 n=78 n=70 n=74 n=74 n=72 Cohort 4 n’s n=51 n=51 n=50 n=47 n=45 n=31 n=11 n=4 Cohort 4 n’s n=51 n=51 n=50 n=47 n=45 n=31 n=11 n=4 Cohort 3 n’s n=78 n=78 n=78 n=78 n=70 n=74 n=74 n=72 0 2 4 8 12 14 16 20 24 Study Week 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 Geometric Mean RF Ratio to Baseline Primary Endpoint 5mg/kg qwk 5mg/kg q2wk 400mg q4wk Cohort 3 PBO Cohort 4 PBO I Primary Analysis 0 2 4 8 12 14 16 20 24 Study Week 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 Geometric Mean CRP Ratio to Baseline Primary Endpoint 5mg/kg qwk 5mg/kg q2wk 400mg q4wk Cohort 3 PBO Cohort 4 PBO I Primary Analysis

35 DAS28-CRP Scores Over Time in Pooled Abiprubart and Placebo Groups (Cohorts 3 & 4)1 1) Modified Intention to Treat (mITT) post-hoc analysis population (all randomized subjects who received at least one dose of study drug and had a baseline assessment and at least one post-baseline assessment for the primary efficacy endpoint) In the pooled abiprubart group (n=83), the LS mean change [95% CI] from baseline in DAS28-CRP at Week 12 was -2.04 [-2.34, -1.74] points, compared to -1.52 [-1.88, -1.16] points in placebo recipients (n=46), (LS Mean Difference = -0.52, nominal p=0.010) On Treatment Washout n=129 n=129 n=129 n=129 n=129 n=115 n=93 n=82 n=76 0 2 4 8 12 14 16 20 24 Study Week -4.5 -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 LS Mean Change DAS28-CRP (' SE) Primary Endpoint Pooled abiprubart Pooled PBO I Primary Analysis

PK-Modeling From the Phase 2 Rheumatoid Arthritis Trial (Cohorts 1-4) 36 1) All doses are subcutaneous; 2) The Cohort 4 abiprubart 400mg SC q4wk group includes a 600mg loading dose on Day 1 RO = receptor occupancy; TDAR = T-Cell Dependent Antibody Response Modeling data generated based on PK data from Cohorts 1-4 of the abiprubart Phase 2 trial in rheumatoid arthritis as well as Phase 1 data from healthy volunteers Primary Analysis I Complete RO & TDAR Suppression 1 1 1 2

PK-Modeling and Dose Simulations for the Phase 2b Sjogren’s Trial 37 1) All doses are subcutaneous; 2) Both abiprubart dosing groups include an 800mg loading dose on Day 1 RO = receptor occupancy; TDAR = T-Cell Dependent Antibody Response Modeling data generated based on PK data from Cohorts 1-4 of the abiprubart Phase 2 trial in rheumatoid arthritis as well as Phase 1 data from healthy volunteers Complete RO & TDAR Suppression Primary Analysis I 1,2 1,2

Potential for Evaluation of Abiprubart in a Range of Autoimmune Diseases CD40/CD154 interaction has been implicated in a number of devastating diseases Sources: 2019 numbers: https://unos.org/data/transplant-trends/; Hunter et al. Prevalence of rheumatoid arthritis in the United States adult population in healthcare claims databases, 2004-2014; Rheumatol Int. 2017 Sep;37(9):1551-1557; Overall Prevalence: Maciel et al, Arthritis Care Res (Hoboken) 2017; Qin et al, Ann Rheum Dis 2015; UpToDate; Baldini et al. Prevalence of Severe Extra-Glandular Manifestations in a Large Cohort of Patients with Primary Sjögren’s Syndrome; 2012 ACR/ARHP Annual Meeting, ABSTRACT NUMBER: 2185; Wallin et al. The prevalence of MS in the United States A population-based estimate using health claims data, Neurology, March 5, 2019; Somers et al.; Prevalence of Systemic Lupus Erythematosus in the United States: Preliminary Estimates from a Meta-Analysis of the Centers for Disease Control and Prevention Lupus Registries; 2019 ACR/ARP Annual Meeting ABSTRACT NUMBER: 2886; Garg et al. JAMA Dermatol. 2017;153(8):760-764. doi:10.1001/jamadermatol.2017.0201 Sex- and Age-Adjusted Population Analysis of Prevalence Estimates for Hidradenitis Suppurativa in the United States; MayoClinic.org; Yale J Biol Med. 2013 Jun; 86(2): 255–260. N Engl J Med 2016;375:2570-81; https://www.diabetesresearch.org/diabetes-statistics; Nephcure.org; Kitiyakara C, Eggers P, Kopp JB. Twenty-one-year trend in ESRD due to focal segmental glomerulosclerosis in the United States. Am J Kidney Dis. 2004 Nov;44(5):815-25; Rachakonda et al. J Am Acad Dermatol . 2014 Mar;70(3):512-6. doi: 10.1016/j.jaad.2013.11.013. Epub 2014 Jan 2. Psoriasis prevalence among adults in the United States; Yeung et al. Psoriasis severity and the prevalence of major medical co-morbidities: a population-based study; JAMA Dermatol. 2013 Oct 1; 149(10): 1173–1179; Hoover et al. Kidney Int. 2016 Sep; 90(3): 487–492. Insights into the Epidemiology and Management of Lupus Nephritis from the U.S. Rheumatologist’s Perspective. 0 200 400 600 800 Focal Segmental Glomerulosclerosis Kidney Transplant Lupus Nephritis* Hidradenitis Suppurativa* Sjogren’s Disease* Systemic Lupus Erythematosus* Rheumatoid Arthritis Multiple Sclerosis Type 1 Diabetes* Addressable US Prevalence (in thousands) Addressable US Prevalence (in thousands) Immune Thrombocytopenic Purpura* Kidney Transplant Myasthenia Gravis Sjogren’s Disease* Systemic Lupus Erythematosus Psoriasis Graves’ Disease Rheumatoid Arthritis* Multiple Sclerosis* 0 200 400 600 800 Indications with Published Data Indications with Pending Data & Trials Ongoing *Indications evaluated with subcutaneous administration • Robust data or proof-of-concept supporting mechanism • Differentiation vs. competitors • Commercial attractiveness INDICATION SELECTION CRITERIA 38

Financials Fourth Quarter and Full-Year 2023

Fourth Quarter and Full-Year 2023 Financial Results

Income Statement	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
Product Revenue	$71.2M	$39.9M	$233.2M	$122.5M
License and Collaboration Revenue	$12.2M	$21.9M	$37.1M	$97.7M
Total Revenue	**$83.4M**	**$61.9M**	**$270.3M**	**$220.2M**
Cost of Goods Sold	$9.6M	$6.7M	$33.4M	$22.9M
Collaboration Expenses[1]	$16.9M	$7.5M	$56.5M	$24.1M
Research and Development	$20.1M	$14.4M	$76.1M	$65.5M
Selling, General and Administrative	$36.7M	$27.2M	$129.4M	$98.0M
Total Operating Expenses	**$83.3M**	**$55.8M**	**$295.5M**	**$210.4M**
Income Tax Benefit (Provision)	$22.8M	($2.4M)	$30.7M	$172.3M
Net Income	**$25.2M**	**$4.5M**	**$14.1M**	**$183.4M**

Collaboration Expenses[1]	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
ARCALYST Net Sales	**$71.2M**	**$39.9M**	**$233.2M**	**$122.5**
Profit Split-Eligible Cost of Goods Sold[2]	($9.3M)	($6.5M)	($32.4M)	($21.8M)
Commercial, Marketing, Regulatory and Other Expenses	($28.0M)	($18.4M)	($87.7M)	($64.6M)
ARCALYST Collaboration Operating Profit	**$33.9M**	**$15.0M**	**$113.0M**	**$36.2M**
ARCALYST Licensing Proceeds	$0.0M	$0.0M	$0.0M	$6.0M
Collaboration Expenses[1]	**$16.9M**	**$7.5M**	**$56.5M**	**$24.1M**

Balance Sheet	December 31, 2023	December 31, 2022
Cash, Cash Equivalents and Short-term Investments	**$206.4M**	**$190.6M**

Kiniksa expects to remain cash flow positive on an annual basis within its current operating plan[3]

KINIKSA

1) Subject to the terms of the definitive agreements between Kiniksa and Regeneron; 50% of ARCALYST Collaboration Operating Profit plus 50% of ARCALYST Licensing Proceeds;
2) Profit Split-Eligible Cost of Goods Sold = total cost of goods sold - amortization of Regeneron milestone payment
3) Financial guidance as of April 2024

40

Appendix Out-Licensing Agreements

Out-Licensing Agreements 42 Partnership with Huadong Medicine Gives Kiniksa Opportunity to Expand Footprint into Asia Pacific Region (Excluding Japan) • In February 2022, Kiniksa announced a strategic collaboration with Huadong to develop and commercialize ARCALYST and mavrilimumab in Greater China, South Korea, Australia and 18 other countries, excluding Japan • Kiniksa received a $22M upfront payment and is eligible to receive up to approximately $640M in specified development, regulatory and sales-based milestone along with tiered royalty payments • Collaboration provided non-dilutive capital, cost-sharing, and additional resources to help accelerate development and commercialization efforts License Agreement with Roche Genentech for Global Rights to Develop and Commercialize Vixarelimab • Kiniksa has received $100 million in upfront and near-term payments: • $80 million, which was received following the transaction’s closing in Q3 2022 • $20 million, which was received following Kiniksa's last delivery of certain drug supplies to Genentech in Q1 2023 • Kiniksa is eligible to receive up to approximately $600 million in certain clinical, regulatory, and sales-based milestones, before fulfilling upstream financial obligations, of which approximately $575 million remains • Kiniksa is also eligible to receive royalties on annual net sales ranging from low-double digits to mid-teens, before fulfilling upstream financial obligations • Proceeds from the transaction to help grow cardiovascular franchise and build autoimmune franchise

Appendix ARCALYST (rilonacept)

Role of IL-1α and IL-1β in the Autoinflammatory Cycle of Recurrent Pericarditis The Autoinflammatory Cycle of Recurrent Pericarditis: Tissue damage caused by IL-1α and IL-1β in the pericardium stimulates additional IL-1α and IL-1β, thereby creating a cycle of perpetual pericardial inflammation CRP, C-reactive protein; DAMPs, damage-associated molecular patterns; IL, interleukin; PAMPs, pathogen-associated molecular patterns; WBC, white blood cell. In addition to inflammatory cytokines such as IL-6, promotion and progression of the inflammatory process in pericarditis is due to IL-1α and IL-1β 44

RHAPSODY Design

Event-Driven Pivotal Study

Median rilonacept treatment duration prior to the LTE (RI+RW) was 9 months (range, 3-14)

Long-Term Extension (LTE) (up to 24 months)



Loading Dose
320 mg SC
Randomization
1:1
Primary Efficacy Endpoint
Time-to-First-Adjudicated
Pericarditis-Recurrence
18 months after the most
recent pericarditis event
(qualifying or RW period)[b]
End of Treatment
End of Study
Screening
Period
Run-In Period[a]
(12-week)
Double-Blind, Placebo-Controlled,
Randomized-Withdrawal (RW) Period
(Event Driven)
Blinded Rilonacept
160 mg SC weekly
Blinded Rilonacept 160 mg SC weekly
Blinded Placebo SC weekly
Open-Label Rilonacept
160 mg SC weekly
Continued Open-Label
Rilonacept
Off-treatment
Observation
Study Exit
Tapering of background pericarditis
medications to monotherapy rilonacept
After closure of event-driven RW period, 15
patients still in RI transitioned directly to LTE
instead of being randomized

[a] The duration of the run-in period was concealed from patients, so that they were blinded to the timing of randomization

[b] For each patient in the LTE, **a decision was made 18 months after the most recent pericarditis recurrence (Qualifying or RW period)** based on clinical status and one of the following actions was taken at the investigator's discretion:

- Continue rilonacept on-study

OR

- Suspend rilonacept treatment and remain on-study for observation (rilonacept rescue for recurrence allowed)

OR

- Discontinue the LTE completely (no further observation)

KINIKSA

Adapted from: Imazio M, Klein AL, et al. Prolonged Rilonacept Treatment in Rhapsody Long-term Extension Provided Persistent Reduction of Pericarditis Recurrence Risk. Poster 2223 (Presented at AHA Scientific Sessions 2022)

45

RHAPSODY Long-Term Extension Data Demonstrated Rilonacept Treatment Beyond 18 months Resulted in Continued Treatment Response1 1) Imazio M, Klein AL, et al. Prolonged Rilonacept Treatment in Rhapsody Long-term Extension Provided Persistent Reduction of Pericarditis Recurrence Risk. Poster 2223 (Presented at AHA Scientific Sessions 2022) 46

Appendix Abiprubart

Abiprubart Does Not Cause Platelet Activation or Aggregation *in vitro*

- At least three first-generation IgG1 anti-CD154 mAbs* were associated with thromboembolic events in humans and NHPs[1]
- **Mechanism:** Activation of platelets through cross-linking mediated by IgG-Fc/FcγRIIa interaction
    - Platelet activation observed *in vivo* with anti-CD154 mAbs with active Fc region
    - Platelet activation *in vitro* by anti-CD40 mAbs requires presence of sCD154 and active Fc region
    - Absence of an active Fc-region prevents platelet activation[1,2]

Abiprubart did not cause upregulation of the cell-surface platelet activation marker CD62P
Abiprubart did not induce platelet aggregation in the presence (or absence) of soluble CD154[3]

Abiprubart Alone and in Combination with sCD154 does not increase CD62P Expression on the Platelet Surface


Mean Fluorescence Intensity (CD62P-PE)
7000
6000
5000
4000
3000
2000
1000
0
Resting
hIgG4
Anti-CD9
G28.5
KPL-404
3A8
sCD154
hIgG4 + sCD154
G28.5 + sCD154
KPL-404 + sCD154
3A8 + sCD154
Anti-CD9+IV.3
G28.5+sCD154+IV.3
KPL-404+sCD154+IV.3
3A8+sCD154+IV.3

Abiprubart Alone and in Combination with sCD154 does not increase Platelet Aggregation Amplitude (%)


Aggregation Amplitude (%)
120
100
80
60
40
20
0
Anti-CD9
Anti-CD9+IV.3
hIgG4
G28.5
G28.5 + sCD154
IV.3 + G28.5 + sCD154
KPL-404
KPL-404 + sCD154
KPL-404+sCD154+IV.3
3A8
3A8 + sCD154
3A8 + sCD154 + IV.3
G28.5 + sCD154 (Enzo)

Positive controls:
- G28.5: anti-CD40 mAb – causes sCD40L-dependent platelet activation (Langer et al., Thromb Haemost 2005; 93(06): 1137-1146)
- Anti-CD9: mAb– causes sCD40L-independent platelet activation
- IV.3 - anti-FcγRIIa antibody

KINIKSA

*ruplizumab/hu5c8, toralizumab/IDEC-131, ABI793
Sources: 1) Law & Grewal, Advances in Experimental Medicine and Biology, vol 647. Springer; 2) Shock et al., Arthritis Research & Therapy 17, Article Number: 234 (2015); 3) KNSA in-house data

48

Abiprubart Does Not Reduce B cell Numbers, Activate B Cells, or Induce B Cell Proliferation *in vitro*

Abiprubart does not reduce B cell numbers in activated PBMCs *in vitro*


a.
IgG4
KPL-404
G28-5
CD19+ B cells
5.7
5.5
2.8
CD3
CD19 <gated live lymph.>
b.
ns
*
CD19+ [normalized % of total lymphocytes]
2.0
1.5
1.0
0.5
0.0
IgG4
KPL-404
G28-5

G28.5: agonistic aCD40 mAb

PBMCs were cultured in the presence of 10 µg/ml IgG4 isotype control or anti-CD40 Abs Abiprubart, or the agonistic aCD40 mAb, G28-5 (16–18 h of cell culture)

Abiprubart does not induce B cell activation


a.
media
IC
anti-IgM
IgG4
KPL-404
G28-5
CD69 <gated CD19+ >
b.
media
IC
anti-IgM
IgG4
KPL-404
G28-5
CD86 <gated CD19+ >
c.
CD69 [fold change MFI]
d.
CD86 [fold change MFI]
IgG4
KPL-404
G28-5
media
IC
anti-IgM

PBMCs were cultured in the presence of 10 µg/ml IgG4 isotype control or anti-CD40 Abs Abiprubart, or G28-5 (16–18 h of cell culture). Cells were left unstimulated (media control) or stimulated with CD3/CD28 cross-linker IC or F(ab′)2 goat anti-human IgM (anti-IgM)

Abiprubart does not induce B cell proliferation *in vitro*


a.
media
IC
IgG4
KPL-404
G28-5
Tag-it Violet <gated CD19+ >
b.
division index
0.5
0.4
0.3
0.2
0.1
0.0
control
IC

PBMCs were labeled with a cell proliferation tracker dye (Tag-it Violet) and cultured for 5 days in the presence of 10 µg/ml IgG4 isotype control Ab or anti-CD40 Abs—Abiprubart and G28-5. Cells were left untreated (media control) or stimulated with anti-CD3/CD28 cross-linking reagent ImmunoCult (IC)

KINIKSA

*Marken et al, Arthritis Res Ther. 2021 Jan 21;23(1):36. doi: 10.1186/s13075-021-02425-x.

49

Abiprubart Demonstrated Prolonged Suppression of TDAR Response in a Non-Human Primate Model Source: Muralidharan et al. Preclinical immunopharmacologic assessment of KPL-404, a novel, humanized, non-depleting antagonistic anti-CD40 monoclonal antibody. J Pharmacol Exp Ther. 2022, 381(1):12-21 TDAR = T-cell dependent antibody response; KLH = keyhole limpet hemocyanin Mean Abiprubart PK (Intravenous Dosing) Mean Abiprubart Receptor Occupancy (RO) P r e -d o se 7 1 4 2 1 2 8 0 5 0 1 0 0 1 5 0 T im e (d a y s) a n ti-K L H Ig G (u g /m l) 0 m g / k g 1 m g / k g 5 m g / k g 1 0 m g / k g a n ti-K L H (Ig G ) Mean KLH IgG Showed linear pharmacokinetic profile with low variability between non-human primate subjects (n=7) Abiprubart achieved 100% receptor occupancy for 2 weeks in all animals at 5mg/kg and 4 weeks in all animals at 10mg/kg Complete suppression of primary T-cell dependent antigen response correlated with 100% receptor occupancy 50

Final Data from Abiprubart Single-Ascending-Dose Phase 1 Study Pharmacokinetic profiles for abiprubart 51 Source: Samant M, Ziemniak J, Paolini JF. First-in-Human Phase 1 Randomized Trial with the Anti-CD40 Monoclonal Antibody KPL-404: Safety, Tolerability, Receptor Occupancy, and Suppression of T-Cell-Dependent Antibody Response. J Pharmacol Exp Ther. 2023 Dec;387(3):306-314. SD = standard deviation (upward bars depicted); IV = intravenous; SC = subcutaneous; LLOQ = lower limit of quantitation; ADA = anti-drug antibody LLOQ Visit Day Abiprubart Serum Concentration (µg/mL) Geometric mean ± SD Complete RO First Detected IgG ADA: 0.03 mg/kg IV 0.3 mg/kg IV 1 mg/kg IV 3 mg/kg IV 10 mg/kg IV 1 mg/kg SC 5 mg/kg SC

Final Data from Abiprubart Single-Ascending-Dose Phase 1 Study T-Cell Dependent Antibody Response (TDAR) for KLH antigen challenge KLH-Specific IgG Level (units/mL) Mean ± SE Source: Samant M, Ziemniak J, Paolini JF. First-in-Human Phase 1 Randomized Trial with the Anti-CD40 Monoclonal Antibody KPL-404: Safety, Tolerability, Receptor Occupancy, and Suppression of T-Cell-Dependent Antibody Response. J Pharmacol Exp Ther. 2023 Dec;387(3):306-314. KLH = keyhole limpet hemocyanin 52 1 mg/kg IV 3 mg/kg IV 10 mg/kg IV 1 mg/kg SC 5 mg/kg SC Pooled placebo IV Pooled placebo SC Primary KLH Challenge Secondary KLH Challenge* *Only IV cohorts were rechallenged with KLH on day 29

Corporate Presentation APRIL 2024